UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.
(Exact name of registrant as specified in charter)
C/O STATE STREET BANK AND TRUST COMPANY,
2 AVENUE DE LAFAYETTE, P.O. BOX 5049,
BOSTON, MA 02206-5049
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company Attention: Elizabeth A. Watson Assistant Secretary 2 Avenue de Lafayette, P.O. Box 5049 Boston, Massachusetts 02206-5049	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131
Registrant’s telephone number, including area code: 1-800-636-9242
Date of fiscal year end: August 31
Date of reporting period: August 31, 2008

Item 1. Report to Stockholders.

2

THE TAIWAN
FUND, INC.(R)
Annual Report
August 31, 2008
THE TAIWAN
FUND, INC.
WHAT’S INSIDE

  Chairman’s Statement

Dear Shareholders,

We would like to present the Annual Report of The Taiwan Fund, Inc. (the “Fund”) for the fiscal year ended August 31, 2008. During this period, the Fund’s net asset value (“NAV”) decreased by 21.03%* in U.S. dollar terms which reflects an adjustment for the US$3.19 per share distribution paid to shareholders in January 2008. During the same period, the Taiwan Stock Exchange Index (“TAIEX”) decreased by 17.96%* in U.S. dollar terms.

On August 31, 2008, the Fund’s shares were trading at a price equal to US$14.32 per share, reflecting a discount of 8.85% to the Fund’s NAV of US$15.71. The Fund’s shares were trading at a discount of 9.69% on August 31, 2007.

On March 22, 2008, Ma Ying-jeou was elected as President of Taiwan. The newly elected President promised to commence an economic program promoting closer ties with China. Analysts believe that the President’s new policies — including the i-Taiwan infrastructure projects which will boost domestic demand, relieve current investment restraints with China, provide direct links and ease applications for tourist visas for mainland visitors — will reinvigorate the domestic economy. On the other hand, the appreciation of the renminbi, the introduction of higher wages, the creation of tougher labor standards in China and the rising costs of raw materials and energy have impacted the cost structure of Taiwanese companies manufacturing in southern China. Many Taiwanese-owned companies engaged in light manufacturing in China may have to transform their practices under these pressures by relocating labor-intensive activities to other countries or automating factories. The automation of factories may cause businesses to relocate to Taiwan, which could lead to higher wages for skilled employees and an increase in tax revenues in Taiwan. Moreover, as restrictions on most financial market investments in China

*  Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund’s returns. Past performance is not indicative of future results of the Fund.

are lifted, it should be easier for Taiwanese companies to seek to raise money by investing in mainland opportunities. On the other hand, many Taiwanese companies in China may seek to initiate more business in Taiwan because they will find that the Taiwan market offers them higher valuations than the market in China.

Given the current state of the global economy, it may take time for financial markets to recover from slowing global economic activity, financial de-leveraging and rising investor risk aversion. The downturn that commenced last year has progressed. The fallout, starting with the collapse in U.S. housing activity, has since spread to rising defaults in sub-prime mortgages, huge bank losses on mortgaged-related securities, a U.S. consumer downturn, weakness in U.S. employment and is now extending to sluggishness in the global economy, a collapse in commodity prices and a decline in the rate of inflation.

Taiwan GDP growth for the second quarter of 2008 came in slightly below expectations at +4.3% YoY, marking a significant slowdown from the first quarter +6.3%. The GDP is mainly being dragged down by a huge reduction in capital expenditures as corporations became rather bearish and reluctant to invest amidst a challenging global macro backdrop. Market volatility is predicted to continue over the coming months. Valuations in Taiwan are significantly below the region’s average and the recent correction in commodity prices is positive for equity markets. The new Taiwanese government’s agenda to strengthen ties with China has been on track, i.e., revisions to the investment cap with China, weekend chartered flights, further liberalization on cross-strait transportation and capital movements. Hence we remain positive on the Asia emerging markets and confident that Taiwan is at the beginning of a multi-year structural re-rating story. Investor interest is expected to return to this region once global uncertainty clears and conditions normalize.

Thank you for your continued support.

Sincerely,

Harvey Chang
Chairman

  Report of the Investment Manager

Investment Performance

The Fund’s net asset value (NAV) decreased by 21.03%* in U.S. dollar terms from September 1, 2007 to August 31, 2008. In the same period, the Taiwan Stock Exchange Index (TAIEX) decreased by 17.96%* in U.S. dollar terms. The Fund underperformed the TAIEX by 3.07% during the fiscal year.

The underperformance of the Fund was primarily due to sector allocation. On a sector basis, the Fund’s overweight positions in the technology sector, especially in the IC design and printed circuit board (PCB) substrate sector, affected performance. However, an overweight position in the retail sector and stock selection in the shipping sector contributed positively to the Fund’s performance in the same period.

Market review

The Taiwan equity market was very volatile during the fiscal year ended August 31, 2008. The TAIEX dropped by 21.55% in NT dollar terms. With the increasing participation of retail investors in the first half of 2008, the TAIEX climbed back to the 9,000 level and hit 9,309 in early May in anticipation of an improved economy after the presidential election. But concerns over inflation and exposure to the Fannie Mae and Freddie Mac crisis in the U.S. led to a 24% correction which resulted in the TAIEX closing at 7,046 on August 31, 2008.

In terms of sector performance, tourism outperformed while appliance and machinery underperformed. In terms of fund flows, proprietary traders and local institutions were net buyers with NT$40.7 billion and NT$91.8 billion, respectively, while foreign investors were net sellers with NT$233.6 billion.

*  Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund’s returns. Past performance is not indicative of future results of the Fund.

Economic Outlook

In the second quarter of 2008, Taiwan’s real gross domestic product (GDP) grew by 4.32%, compared with the same quarter of the previous year. Due to the decreasing private fixed capital formation and modest private consumption, the real domestic demand contributed -1.46 percentage points to the change in real GDP. In the external sector, real exports and imports of goods and services increased by 9.16% and 1.09% respectively, and net exports contributed 5.78 percentage points to the change in real GDP.

Looking ahead to the second half of 2008, we expect the market to remain volatile but private consumption is expected to continue weakening. Meanwhile, the world economic slowdown is expected to be deeper and more protracted, and external trade will downshift. For 2008 as a whole, real GDP is forecasted to grow by 4.30%, and CPI will advance 3.74%.

According to the latest world economic forecasts, the global economy in 2009 may still be gloomy. However, Taiwan’s exports and investments are expected to remain resilient owing to closer economic ties with China and other emerging economies. Combining the improved contribution from private consumption, real GDP growth for 2009 is revised to 3.40%. Regarding CPI, we expect the price of raw material and grains to be moderating, and hence forecast the annual change rate of CPI to be 1.91%.

Investment Outlook and Strategy

The KMT’s victory in the Legislative Yuan election began a period of significant outperformance for the Taiwan market, which ended with the inauguration of Ma as president. Despite bearish market conditions, we still anticipate unique upside opportunities for Taiwan from government policies to open trade and investment links with China, reform tax laws to encourage capital repatriation, and stimulate domestic demand by opening PRC tourism and accelerate infrastructure spending. However, now that the optimism has worn off, we will have to wait for these policies to generate substantive results, and that may not be until the second half of 2009.

Looking into first half of 2008, financial result revisions breadth has been very poor over the summer and technology companies also have difficulties meeting consensus estimates. We believe that year-over-year tech earnings growth will improve in 2009 given that we believe

2008 will provide a lower base. In the short term, tech shares will continue to be adversely effected by rising production costs in China and slow global demand. However, we are still looking for deep value stocks, especially companies with strong market positions and innovation capabilities. Looking forward, stabilized U.S. economic data and a weakening NT$ should also support Taiwan’s export sector and tech supply chain.

During 2008, strong concerted efforts by global central banks to contain and lower inflation have led to declines in commodity prices. As a country with a high level of savings and a low level of government and private sector debt, Taiwan is well positioned to withstand the negative impact from a possible drop in lower commodity prices. We do believe that if global energy prices and U.S. interest rates can remain at moderate levels, higher growth from regional economies will again lead to outperformance in stock markets.

Looking forward to 2009, we expect lower oil prices and fiscal stimulus to set up a moderate recovery, and we look for increased government spending in Taiwan such as the i-12 Projects. Low valuation, changes in government and easing of travel and investment restrictions could finally mean we are reaching a trough in relative performance after eight years of underperformance. Taiwan has yet to aggressively implement a stimulus package, meanwhile, the proposed tax reform should go through, and we see the tax reform as the first step of positive changes in policy.

In the year ahead, we aim to achieve solid performance through bottom-up stock selection. We are confident that the Taiwan stock market and solid economic conditions will provide investment opportunities for investors for the foreseeable future. Thank you for your support and we look forward to presenting our strategy again in coming reports.

Sincerely,

Shirley Yang
Portfolio Manager

  Portfolio Snapshot

Top Ten Equity Holdings*

Holdings As Of August 31, 2008%

Taiwan Semiconductor Manufacturing Co., Ltd.	6.4

Chunghwa Telecom Co., Ltd.	6.2

Hon Hai Precision Industries Co., Ltd.	4.7

MediaTek, Inc.	4.2

Au Optronics Corp.	2.8

Pou Chen Corp.	2.5

President Chain Store Corp.	2.4

Ruentex Industries, Ltd.	2.4

Synnex Technology International Corp.	2.2

Fubon Financial Holding Co., Ltd.	2.2

Top Ten Equity Industry Weightings*

Weightings As Of August 31, 2008%

Financial Services	10.3

Semiconductor Manufacturing	10.3

PC & Peripherals	10.1

IC Design	8.8

Telecommunications	7.2

TFT-LCD	5.6

Electronic Components	5.1

Electronics	4.3

Textile	3.8

Automobiles, Tires & Accessories	3.6

Top Ten Equity Holdings**

Holdings As Of August 31, 2007%

MediaTek, Inc.	6.1

Hon Hai Precision Industries Co.	5.8

Taiwan Semiconductor Manufacturing Co.	3.9

China Steel Corp.	3.6

Synnex Technology International Corp.	3.5

Cathay Financial Holding Co. Ltd.	3.0

Au Optronics Corp.	2.9

Silicon Precision Industries Co.	2.9

Merry Electronics Co. Ltd.	2.9

Ruentex Development Co. Ltd.	2.7

Top Ten Equity Industry Weightings**

Weightings As Of August 31, 2007%

PC & Peripherals	15.5

IC Design	12.0

Semiconductor Manufacturing	9.5

Electronic Components	8.6

Telecommunications	7.6

Financial Services	6.0

TFT-LCD	5.6

Construction	4.3

Iron & Steel	4.3

Electronics	3.5

*	Percentages based on total net assets at August 31, 2008.

**	Percentages based on total investments at August 31, 2007.

  Sector Allocation

Fund holdings are subject to change and percentages shown above are based on total net assets as of August 31, 2008. The pie chart illustrates the allocation of the investment by sector. A complete list of holdings as of August 31, 2008 is contained in the Portfolio of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling (800)-636-9242.

  The Taiwan Fund, Inc.
  Schedule of Investments/August 31, 2008 (Showing Percentage of Net Assets)

		US$
		VALUE
	SHARES	(NOTE 1)

COMMON STOCKS — 91.9%
BASIC INDUSTRIES — 27.2%
Automobiles, Tires & Accessories — 3.6%
Cheng Shin Rubber Industry Co., Ltd.	3,450,000	$4,616,336
China Motor Corp.	3,800,000	2,229,057
Yulon Motor Co., Ltd.	4,567,067	3,692,695

		10,538,088

Cement — 1.6%
Asia Cement Corp.	4,240,000	4,718,879

Chemicals — 0.7%Sesoda Corp.

Electric & Machinery — 0.9%Teco Electric and Machinery Co., Ltd.

Food — 3.4%
Great Wall Enterprise Co., Ltd.	4,800,339	5,334,894
Uni-President Enterprises Corp.	4,200,000	4,567,823

		9,902,717

Glass — 1.8%Taiwan Glass Industrial Corp.

Iron & Steel — 2.2%China Steel Corp.

Paper — 1.0%Chung Hwa Pulp Corp.

Petroleum Services — 1.7%Formosa Petrochemical Corp.

Plastics — 0.9%Formosa Plastics Corp.

Retail — 3.6%Far Eastern Department Stores Co., Ltd.
President Chain Store Corp.	2,400,000	7,100,006

		10,516,916

Textile — 3.8%Far Eastern Textile Co., Ltd.
Ruentex Industries, Ltd.	8,500,000	6,899,613

		11,149,816

Tourism — 0.9%Ambassador Hotel

Transportation — 1.1%U-Ming Marine Transport Corp.

TOTAL BASIC INDUSTRIES		79,328,539

FINANCE — 10.3%
Financial Services — 10.3%Cathay Financial Holding Co., Ltd.
First Financial Holding Co., Ltd.	1,897,500	1,443,972
Fubon Financial Holding Co., Ltd.	7,500,000	6,361,374
Hua Nan Financial Holdings Co., Ltd.	8,160,000	6,106,158
Mega Financial Holding Co., Ltd.	6,000,000	3,795,421
Taishin Financial Holdings Co., Ltd.	15,000,000	4,637,263
Yuanta Financial Holding Co., Ltd.	3,500,000	2,019,786

TOTAL FINANCE		30,033,002

MISCELLANEOUS — 3.0%
Athletic Footware — 2.4%Pou Chen Corp.

Other — 0.6%Taiwan Secom Co., Ltd.

TOTAL MISCELLANEOUS		8,918,817

TECHNOLOGY — 51.4%
Electronic Components — 5.1%Everlight Electronics Co., Ltd.
Kinsus Interconnect Technology Corp.	500,029	971,900
Nan Ya Printed Circuit Board Corp.	1,330,401	6,243,241
Unimicron Technology Corp.	3,545,000	3,979,105

		14,859,204

Electronics — 4.3%Largan Precision Co., Ltd.
Synnex Technology International Corp.	3,300,000	6,445,558

		12,725,538

IC Design — 8.8%MediaTek, Inc.
Novatek Microelectronics Corp. Ltd.	1,516,878	3,289,823
Orise Technology Co., Ltd.	1,070,000	2,262,953
Pixart Imaging, Inc.	364,000	1,921,682
Ralink Technology Corp.	629,986	2,896,441
RichTek Technology Corp.	375,000	3,127,180

		25,700,026

The accompanying notes are an integral part of the financial statements.

  Schedule of Investments/August 31, 2008 (continued)

		US$
		VALUE
	SHARES	(NOTE 1)

TECHNOLOGY — (continued)

PC & Peripherals — 10.1%Asustek Computer, Inc.
Clevo Co.	1,699,950	2,199,187
Foxconn Technology Co., Ltd.*	1,000,000	4,993,976
GeoVision, Inc.	168,000	889,594
Hon Hai Precision Industry Co., Ltd.*	2,700,760	13,701,617
Inventec Co., Ltd.	4,200,000	2,483,670

		29,366,814

Semiconductor Manufacturing — 10.3%Advanced Semiconductor Engineering, Inc.
Siliconware Precision Industries Co.	4,000,074	5,548,964
Taiwan Semiconductor Manufacturing Co., Ltd.	10,050,426	18,770,058
Wafer Works Corp.	350,229	1,188,233

		29,986,710

Telecommunications — 7.2%Chunghwa Telecom Co., Ltd.*
Merry Electronics Co., Ltd.	1,700,866	3,084,835

		21,052,865

TFT-LCD — 5.6%Au Optronics Corp.
Chi Mei Optoelectronics Corp.	2,850,000	2,417,322
InnoLux Display Corp.	3,383,924	5,579,430

		16,231,824

TOTAL TECHNOLOGY		149,922,981

TOTAL COMMON STOCKS (Identified Cost — $263,976,685)		268,203,339

	PRINCIPAL	US$
	AMOUNT	VALUE
	NT$	(NOTE 1)
COMMERCIAL PAPER — 6.0%
Cheng Lung (a)	$149,745,540	$4,748,098
First Taisec Securities (a)	113,820,762	3,609,004
Li Peng Enterprises Taiwan (a)	99,845,990	3,165,895
Ruentex Industries, Ltd. (a)	35,944,449	1,139,719
Shens Glory, Inc. (a)	33,914,180	1,075,343
Siliconware Precision Industry (a)	99,654,616	3,159,827
Taigene Electric Machinery Co. (a)	24,926,523	790,365

TOTAL COMMERCIAL PAPER (Identified Cost — $17,914,463)		17,688,251

	MATURITY
	AMOUNT
	US$
REPURCHASE AGREEMENT — 0.1%
State Street Bank and Trust Co.
0.35% dated 8/25/08 due 9/2/08 (collateralized by U.S. Treasury Bill 1.71%, 12/4/08, market value $174,160)	$168,000	$168,000

TOTAL INVESTMENTS — 98% (COST — $282,059,148)		$286,059,590

OTHER ASSETS AND LIABILITIES, NET — 2%		5,817,890

NET ASSETS — 100%		$291,877,480

Legend:

NT $ – New Taiwan dollar

US $ – United States dollar

*	Non-income producing

(a)	Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

The accompanying notes are an integral part of the financial statements.

  Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2008

Assets
Investments in securities, at value (cost $282,059,148) (Notes 1 and 2) — See accompanying schedule		$286,059,590
Cash		3,202
Cash in New Taiwan dollars (cost $3,188,259)		3,188,259
Dividend receivable		3,061,188
Prepaid expenses		45,935
Interest receivable		9,316

Total assets		292,367,490

Liabilities
Accrued management fee (Note 3)	$119,317
Taiwan stock dividend tax payable (Note 1)	107,908
Other payables and accrued expenses	262,785

Total liabilities		490,010

Net Assets		$291,877,480

Net Assets consist of (Note 1):
Paid in capital		$299,848,560
Undistributed net investment loss		(2,875,730)
Accumulated net realized loss on investments in securities and foreign currency		(9,058,789)
Net unrealized appreciation on investment securities and foreign currency		3,963,439

Net Assets		$291,877,480

Net Asset Value, per share ($291,877,480/18,574,946 shares outstanding)		$15.71

STATEMENT OF OPERATIONS
For the Year Ended August 31, 2008

Investment Income
Dividends		$12,948,120
Interest		362,479

		13,310,599
Less: Taiwan witholding tax (Note 1)		(2,604,776)

Total Income		10,705,823
Expenses:
Management fee (Note 3)
Basic fee	$4,556,478
Performance adjustment	(179,794)
Directors compensation (Note 3)	528,833
Custodian fees and expenses	527,293
Administration and accounting fees (Note 3)	317,917
Legal	274,281
Shareholder communications	136,984
Audit	98,672
Insurance fees	92,656
Delaware franchise tax	74,605
CCO compliance expense	60,201
Transfer agent fees	32,791
Miscellaneous	21,892
Taiwan stock dividend tax (Note 1)	366,049

Total expenses		6,908,858

Management Fee Waiver	(923,096)

Net Expenses		5,985,762

Net investment income		4,720,061

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions (Note 1)
Net realized gain on:
Investment securities	16,330,531
Foreign currency transactions	9,795,527

		26,126,058
Change in net unrealized appreciation (depreciation) on:
Investment securities	(111,578,566)
Assets and liabilities denominated in foreign currencies	(29,576)

		(111,608,142)

Net realized and unrealized loss		(85,482,084)

Net decrease in net assets resulting from operations		$(80,762,023)

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2008	August 31, 2007

Increase (Decrease) in Net Assets
Operations:
Net investment gain	$4,720,061	$2,639,548
Net realized gain on investments and foreign currency transactions	26,126,058	50,828,687
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(111,608,142)	50,286,498

Net (decrease) increase in net assets resulting from operations	(80,762,023)	103,754,733

Distributions to shareholders:
From net investment income	(7,012,484)	—
Net realized gains	(45,229,040)	—

Total distributions to shareholders	(52,241,524)	—

Capital stock transactions:
Proceeds from issuance of shares in stock dividend (2,209,374 and 0 shares, respectively)	36,565,140	—

Total (decrease) increase in net assets	(96,438,407)	103,754,733

Net Assets
Beginning of year	388,315,887	284,561,154

End of year	$291,877,480	$388,315,887

Undistributed net investment (loss) income end of period	$(2,875,730)	$2,329,181

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2008	2007	2006		2005		2004

Selected Per Share Data
Net asset value, beginning of year	$23.73	$17.39	$14.76		$12.78		$12.89 (c)

Income from Investment Operations:
Net investment income (loss)(a)	0.27	0.16	0.00	*	0.08		0.03
Net realized and unrealized gain (loss) on investments	(4.91)	6.18	2.68		1.93		(0.14)

Total from investment operations	(4.64)	6.34	2.68		2.01		(0.11)

Less Distributions:
From net investment income	(0.43)	—	(0.05)		(0.03)		—
From net realized gains	(2.76)	—	—		—		—

Total distributions	(3.19)	—	(0.05)		(0.03)		—

Capital Share Transactions:
(Dilution) to net asset value, resulting from issuance of shares in stock dividend	(0.19)	—	—		—		—

Net asset value, end of year	$15.71	$23.73	$17.39		$14.76		$12.78

Market value, end of year	$14.32	$21.43	$15.83		$13.34		$10.99

Total return
Per share market value	(20.29)%	35.38%	19.05%		21.68%		(0.90)%

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year (000)	$291,877	$388,316	$284,561		$241,554		$209,166
Ratio of expenses before fee waiver(b)	1.97%	1.94%	1.92	%(e)	2.23	%(d)	2.07%
Ratio of expenses before fee waiver, excluding stock dividend tax expense	1.87%	1.82%	1.77	%(e)	1.93	%(d)	1.82%
Ratio of expenses after fee waiver	1.71%	1.82%	1.77	%(e)	1.93	%(d)	1.82%
Ratio of net investment income (loss)	1.35%	0.80%	0.02	%(e)	0.45	%(d)	0.21%
Portfolio turnover rate	85%	78%	110%		80%		76%

(a)	Based on average shares outstanding during the period.
(b)	Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(c)	Restated. (Note 6)
(d)	Ratio includes charge to the Management fee; see Note 3. Without this charge the ratios would be 2.00%, 1.70%, 1.70% and 0.68%, respectively.
(e)	Ratio includes reduction of the Management fee; see Note 3. Without this reduction the ratios would be 1.98%, 1.82%, 1.82% and -0.04%, respectively.
*	Amount represents less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

  Notes to Financial Statements

1.	Significant Accounting Policies

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company.

The Fund does not invest directly in the securities of Republic of China (“ROC”) companies. Instead, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract (“Management Contract”) among HSBC Global Asset Management (Taiwan) Limited, previously known as, HSBC Investments (Taiwan) Limited (“Adviser”), the Mega International Commercial Bank Co., Ltd. previously known as, International Commercial Bank of China (Custodian), and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation.  All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board of Directors if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Repurchase Agreements.  In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation.  The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those

  Notes to Financial Statements (continued)

1.	Significant Accounting Policies – continued

securities, but are included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions.  A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2008 the Fund had no open Forwards.

Indemnification Obligations.  Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes.  As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

The Fund’s functional currency for tax reporting purposes is the New Taiwan dollar.

In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on February 29, 2008. The Fund has reviewed the tax positions for the open tax years of August 31, 2005 through August 31, 2008 and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

Investment Income.  Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders.  The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund’s discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase

  Notes to Financial Statements (continued)

1.	Significant Accounting Policies – continued

(decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Unless the Board of Directors elects to make a distribution in shares of the Fund’s common stock, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, net operating losses, post October loss deferrals and dividend redesignations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. For the year ended August 31, 2008, the Fund decreased undistributed net investment income by $(2,912,488), increased paid in capital by $13,310,505, and decreased accumulated net realized gain by $(10,398,017). These reclassifications have no effect on the net assets or net asset value per share.

Security Transactions.  Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	Purchases and Sales of Securities

For the fiscal year ended August 31, 2008, purchases and sales of securities, other than short-term securities, aggregated $281,113,501 and $295,915,316, respectively.

3.	Fees and Other Transactions with Affiliates

Management Fee.  As the Fund’s investment adviser, HSBC Global Asset Management (Taiwan) Limited, previously known as HSBC Investments (Taiwan) Limited, receives a basic fee that is computed daily at an annual rate of 1.30% of the Fund’s average net assets. The basic fee is subject to monthly performance adjustments based on the Fund’s investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period (the “performance adjustments”). The basic fee may increase or decrease by + or -0.30% depending on the fund’s performance.

During the period ending August 31, 2006, the basic fee included a one-time charge of approximately $154,000 as a further revision to correct errors in the calculation of performance fee adjustments for the fiscal years prior to 2000 (See footnote 6).

On February 1, 2007, the Adviser has agreed to waive a portion of the basic fee so that the basic fee will not exceed 1.10% of the Fund’s average daily net assets.

The performance adjustments remain unchanged by this fee waiver.

Effective January 1, 2008, the Adviser has agreed to waive a portion of the basic fee so that the basic fee will not exceed 1.00% of the Fund’s average daily net assets. The performance adjustments remain unchanged by this fee waiver.

For the year ended August 31, 2008, the management fee, including the performance adjustments, and management fee waiver was equivalent to an annual rate of 0.990% of average net assets.

Directors Fees.  No director, officer or employee of the Adviser or its affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $20,000 plus $2,500 for each Board of Directors’ meeting or Committee meeting attended, and $2,500 for each meeting attended by telephone. In

  Notes to Financial Statements (continued)

3.	Fees and Other Transactions with Affiliates – continued

addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings.

Administration Fees.  State Street Corporation (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings.

4.	Fund Shares

At August 31, 2008, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 18,574,946 were issued and outstanding.

5.	Distributions

The tax character of distributions made by the Fund during the year ended August 31, 2008 are as follows:

Year ended
August 31, 2008

Ordinary income	$18,375,850
Net long term capital gains	33,865,674

$52,241,524

As of August 31, 2008, the components of distributable earnings on a tax basis were $0 of Undistributed Ordinary Income, $0 of Undistributed Long-Term Capital Gain, $2,698,437 of Unrealized Appreciation and $(10,669,517) of post October capital and currency losses.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales. At August 31, 2008, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $283,324,150. Net unrealized appreciation of the Fund’s investment securities was $2,735,440 of which $45,600,063 related to appreciated investment securities and $42,864,623 related to depreciated investment securities.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended August 31, 2008, the Fund elected to defer net capital losses of $7,793,786 and net foreign currency losses of $2,875,730 arising between November 1, 2007 and August 31, 2008.

6.	Prior Periods Restatement

On August 31, 2004, the Fund restated its statement of changes in net assets for the year ended August 31, 2003 and its financial highlights for the years ended August 31, 2000 through 2003 to reflect correction of errors in the calculation of management fee performance adjustments recorded by the Fund during these years and prior. The incorrect performance adjustments were calculated based on average net assets of the Fund over a period different than the period over which average net assets of the Fund should have been calculated as stipulated in the Management Contract and resulted in overpayments being made to the investment adviser. The cumulative effect at September 1, 1999, and the yearly net effect, of these

  Notes to Financial Statements (continued)

6.	Prior Periods Restatement – continued

corrections on net assets, net asset value per share and the ratio of expenses were as follows:

		NAV Per	Expense
	Net Assets	Share	Ratio

Cumulative effect at September 1, 1999	$1,088,492	$0.06	n/a
Effect on Year Ended August 31, 2000	58,392	0.01	(0.02)%
Effect on Year Ended August 31, 2001	(163,948)	(0.01)	0.06%
Effect on Year Ended August 31, 2002	(4,479)	0.00	0.00%
Effect on Year Ended August 31, 2003	121,015	0.01	(0.07)%

7.	Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standard Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

In addition, in March 2008, the Financial Accounting Standards board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

  Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Shareholders of
The Taiwan Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended August 31, 2006 have been audited by other auditors, whose report dated October 19, 2006 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Taiwan Fund, Inc. as of August 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 17, 2008

  Other Information (unaudited)

Federal Tax Information.  The Taiwan Fund, Inc. has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended August 31, 2008, the total amount of foreign taxes paid that will be passed through to shareholders and foreign source income for information reporting purposes will be $2,908,478 (representing taxes withheld plus taxes on stock dividends) and $13,086,104, respectively.

For the year ended August 31, 2008, The Taiwan Fund, Inc. designates a long term capital gain dividend of $33,865,674 for purposes of the dividends paid deduction.

Results of Annual Stockholder Meeting Voting Held January 21, 2008

1.)	The stockholders of the Fund elected Bing Shen, Benny T. Hu, Harvey Chang, Christina Liu, Joe O. Rogers, Michael F. Holland, M. Christopher Canavan, Jr. and Anthony Kai Yiu Lo to the Board of Directors to hold office until their successors are elected and qualified.

	For	Withheld

Bing Shen	7,973,324	47,241
Benny T. Hu	7,071,598	948,967
Harvey Chang	7,973,559	47,006
Christina Liu	7,972,279	48,286
Joe O. Rogers	7,080,881	939,684
Michael F. Holland	7,080,580	939,985
M. Christopher Canavan Jr.	7,992,155	28,410
Anthony Kai Yiu Lo	7,973,072	47,493

Share Repurchase Program

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund’s outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of August 31, 2008 no shares have been repurchased by the Fund.

  Other Information (unaudited) (continued)

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

☐	Information it receives from shareholders on applications or other forms;
☐	Information about shareholder transactions with the Fund, its affiliates, or others; and
☐	Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-800-636-9242; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without change, upon request, by calling the same number or on the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-636-9242.

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of February 27, 2008, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR file with the Securities and Exchange Commission, for the period of this report.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (formerly, EquiServe Trust Company, N.A.) (the “Plan Administrator”), a federally chartered trust institution, acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks for voluntary cash purchase. We suggest you send your check to the following address to be received at least two business days before the investment date: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010. The Plan Administrator will return any cash payments received more than thirty

  Summary of Dividend Reinvestment and
  Cash Purchase Plan (continued)

days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

Is There a Cost to Participate?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Administrator’s fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/equiserve or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Administrator will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Administrator will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in the written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan (continued)

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/equiserve. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

  Directors and Officers (unaudited)

The following table sets forth certain information concerning each of the directors and officers of the Fund.

			Principal Occupation or
			Employment During	Directorships in Publicly-Held
Name, Address and (Age)	Present Office with the Fund	Since	Past Five Years	Companies (Directors only)

Directors Considered Independent Persons
Harvey Chang (57) 21/F, No. 172-1, Section 2, Ji-Lung Road Taipei, Taiwan, ROC 106	Chairman of the Board (since July 2005) and Director	2005	President and Chief Executive Officer, Taiwan Mobile Company Limited (September 2003 - present).	Director, Taiwan Mobile Company Limited (2003-present); Director, CX Technology Corp; Director, Lite-On Technology Corp.
Christina Liu (51) 13 fl. No. 200 Keelung Road, Section 1, Taipei,Taiwan, ROC	Director	2005	Chief Economic Advisor, Daiwa Institute of Research (DIR) (2008-present); Legislator (People First Party, Two Consecutive Terms, First Chair National Legislative Representative), Legislative Yuan of the Republic of China (2002-2007); Finance Committee Chair, Legislative Yuan of the Republic of China (2005-2007); Financial Law Reform Committee Chair, Legislative Yuan of the Republic of China (2005-present); Professor of Finance, National Taiwan University (1993-present); Adjunct Professor of Economics and Management, Tsinghua University of Beijing (2001-present).	Director, Taiwan Stock Exchange (1995-2002).
Joe O. Rogers (59) 2477 Foxwood Drive Chapel Hill, NC 27514	Director	1986	Manager, The Rogers Team LLC, (July 2001-present).	Director and Member of the Audit Committee, The China Fund, Inc. (1992-present).
M. Christopher Canavan, Jr. (69) 73 Brook Street Wellesley, MA 02482	Director	2003	Independent Consultant (2000-present).	Director and Chairman of The Audit Committee, Bruker Biosciences, Inc. (2000-May 2007).
Anthony Kai Yiu Lo (60) 2/F Hong Villa 12 Bowen Street Hong Kong	Director	2003	Chairman and Co-CEO, Shanghai Century Acquisition Inc. (January 2006 -present); Director, Prime Credit Ltd./Advantage Ltd. (2004-January 2006); Founder and Managing Director, Prime Credit Ltd./Advantage Ltd. (1999-2004).	Member of Listing Committee, Stock Exchange of Hong Kong Ltd. (1996-May 2006).
Bing Shen (59) 1755 Jackson Street, #405 San Francisco, CA 94109	Director	2007	Independent Consultant (2005-present); Director, Delta Networks, Inc. (June 2007-present); President, CDIB & Partners Investment Holding Corporation (May 2004-August 2005); Executive Vice President, China Development Industrial Bank (“CDIB”) (March 1999-May 2004).	Supervisor, CTCI Corporation; Independent Non-Executive Director, Delta Networks, Inc.; Chairman, Audit Committee, Delta Networks, Inc. (June 2007-present); Chairman, Audit Committee, CTCI Corporation.

  Directors and Officers (unaudited) (continued)

			Principal Occupation or
			Employment During	Directorships in Publicly-Held
Name, Address and (Age)	Present Office with the Fund	Since	Past Five Years	Companies (Directors only)

Directors Considered Independent Persons — (continued)
Michael F. Holland (64) 375 Park Avenue, Suite 2108 New York, New York 10152	Director	2007	Chairman, Holland & Company L.L.C. (1995-present).	Director, The Holland Balanced Fund, Inc., The China Fund, Inc., Scottish Widows Investment Partnership Trust and Reaves Utility Income Fund; Trustee, State Street Master Funds and State Street Institutional Investment Trust.
Benny T. Hu (59) 6F, 76 Tun Hwa South Road Section 2, Taipei, Taiwan ROC	Director	1993	Chairman, CDIB Bioscience Venture Management, Inc. (August 2001-present); Chairman, China Development Industrial Bank (June 2003-May 2004); Chairman, China Development Asset Management Corp. (June 2001-May 2004); Ambassador-at-Large, Republic of China (May 2001-May 2006).	Director, USI Far East Corp. (2004-present); Supervisor, China Steel Corp. (2004-June 2007); Supervisor, Winbond Electronics Corp. (2002-present); Director, China Development Financial Holding Corp. (June 2001-May 2004); Director, Yangming Marine Transport Corp. (2001-present); Supervisor (August 2007-present) and Director (May 2003-August 2007), Taiwan High Speed Rail Corp.; Director, T-Join Transportation Co., Ltd. (June 2007 - present); Chairman and Managing General Partner, Whitesun Equity Partners; Chairman, Whitesun International.
Officers
Andrew Chen (44) 24th/F, 99 Tunhwa South Road, Section 2 Taipei, Taiwan ROC	President	2007	CEO, HSBC Global Asset Management (Taiwan) Limited∧ (Nov. 2004 - present); Research Director, JF Asset Management (Taiwan) Limited (Nov. 2002 -2004).
Adelina N Y Louie (42) Deputy Chief Operating Officer, Asia Pacific HSBC Investments (Hong Kong) Limited Level 22 HSBC Main Building 1 Queen’s Road Central, Hong Kong	Secretary and Treasurer	2004	Deputy Chief Operating Officer, Asia Pacific, HSBC Global Asset Management (Hong Kong) Limited (May 2006 - present); Chief Operating Officer, HSBC Global Asset Management (Taiwan) Limited (March 2004-April 2006); Area Commercial Manager, HSBC (UK) Ltd (February 2002-March 2004).

 ∧ As of June 2, 2008, HSBC Investments (Taiwan) Limited changed its name to HSBC Global Asset Management (Taiwan) Limited.

  Directors and Officers (unaudited) (continued)

			Principal Occupation or
			Employment During	Directorships in Publicly-Held
Name, Address and (Age)	Present Office with the Fund	Since	Past Five Years	Companies (Directors only)

Officers — (continued)
Richard F. Cook, Jr. (57) Foreside Compliance Services, LLC. Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2007	Employee of Foreside Fund Services, LLC (November 2005-January 2006), Director of Foreside Compliance Services LLC, (January 2006-present); Chief Compliance Officer, Guinness Atkinson Funds (November 2005-present); Chief Compliance Officer, The Japan Fund, Inc. (April 2007-present); Founder and Managing Member of Northlake, LLC (2002-present).
Mary Moran Zeven (47) 2 Avenue de Lafayette, 2nd Floor Boston, MA 02111	Assistant Secretary	2005	Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2002 - present).
Elizabeth A. Watson (54) 4 Copley Place, 5th Floor Boston, MA 02116	Assistant Secretary	2007	Vice President and Managing Counsel, State Street Bank and Trust Company (August 2007 - present); Vice President and General Counsel (May 2004-July 2007) and Chief Compliance Officer (July 2004 - October 2006), Quantitative Investment Advisors, Inc.; Clerk (July 2004 - July 2007), Chief Legal Officer (January 2007 - July 2007), Chief Compliance Officer (July 2004 - December 2005), Quantitative Group of Funds; President and General Counsel, U.S. Boston Capital Corporation (May 2004 - July 2007); Principal, Watson & Associates (2002 - 2004).

United States Address
The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
P.O. Box 5049
Boston, MA
1-800-636-9242
www.thetaiwanfund.com

Investment Adviser
HSBC Global Asset Management (Taiwan) Limited
Taipei, Taiwan

Directors and Officers
Harvey Chang, Chairman of the Board and Director
Andrew Chen, President
Benny T. Hu, Director
Bing Shen, Director
Christina Liu, Director
Joe O. Rogers, Director
Michael Holland, Director
M. Christopher Canavan, Jr., Director
Anthony Kai Yiu Lo, Director
Adelina N.Y. Louie, Secretary and Treasurer
Richard F. Cook, Jr., Chief Compliance Officer
Mary Moran Zeven, Assistant Secretary
Elizabeth A. Watson, Assistant Secretary

Administrator and Accounting Agent
State Street Bank and Trust Company
Boston, MA

Custodians
The Mega International Commercial Bank Co., Ltd.
Taipei, Taiwan
State Street Bank and Trust Company
Boston, MA

Transfer Agent, Dividend Paying Agent and Registrar
Computershare Trust Company, N.A.

Legal Counsel
Clifford Chance US LLP
New York, NY
Lee and Li
Taipei, Taiwan

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Philadelphia, PA

Item 2. Code of Ethics.
(a)	The Taiwan Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
(a)	(1)	The Board of Directors of The Taiwan Fund, Inc. (the “Fund”) has determined that the Company has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”
(2)	The name of the audit committee financial expert is M. Christopher Canavan, Jr. Mr. Canavan has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
          For the fiscal years ended August 31, 2008 and August 31, 2007, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$57,500 and US$55,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.
(b)	Audit-Related Fees
          For the fiscal years ended August 31, 2008 and August 31, 2007, Tait Weller billed the Fund aggregate fees of US$6,800 and US$6,500, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant’s audit committee.

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(c) Tax Fees
     For the fiscal years ended August 31, 2008 and August 31, 2007, Tait Weller billed the Fund aggregate fees of US$13,200 and US$12,500, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.
(d) All Other Fees
     For the fiscal years ended August 31, 2008 and August 31, 2007, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.
(e) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”). All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended August 31, 2008 and August 31, 2007 were pre-approved by the Audit Committee.
     For the fiscal years ended August 31, 2008 and August 31, 2007, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.
(f) No disclosures are required by this Item 4(f).
(g) For the fiscal years ended August 31, 2008 and August 31, 2007, Tait Weller did not bill the Fund any non-audit fees. During this period, Tait Weller did not provide any services to HSBC Global Asset Management (Taiwan) Limited (the “Investment Adviser”).
(h) Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund’s audit committee are M. Christopher Canavan, Jr., Joe Rogers, Anthony K.Y. Lo, Bing Shen and Michael F. Holland.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of Item 1.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.
The registrant has delegated to its investment adviser the voting of proxies relating to the registrant’s portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant’s portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser’s Proxy Voting Guidelines, which are attached hereto as Exhibit 12(a)(4).
Item 8. Portfolio Managers of Closed-End Management Investment Company.
(a)(1)
As of September 30, 2008, the portfolio manager of the registrant is as follows:
Shirley Yang
Ms. Yang has been the Portfolio Manager of the Taiwan Fund, Inc. since June 30, 2007. Ms. Yang is an Assistant Vice President of HSBC Global Asset Management (Taiwan) Limited.
Prior to joining HSBC Global Asset Management (Taiwan) Limited, the registrant’s investment adviser, Ms. Yang worked at INVESCO Taiwan where she was a Senior Fund Manager (March 2004 to June 2007). Prior to March 2004, Ms. Yang worked at Prudential Asset Management, Taiwan (June 2003 to March 2004) as an Investment Manager. Prior to June 2003, Ms. Yang worked at E-Sun Financial Holding Company (June 2002 to March 2003) as an Investment Manager.
(a)(2)
As of September 30, 2008, Ms. Yang did not manage an account other than the Taiwan Fund, Inc.
(a)(3)
Compensation:
The investment adviser has structured a compensation program based on factors designed to attract and retain key personnel as well as to provide incentives for top quality performance. The program is designed to recognise the long-term nature of the firm’s business, and to encourage retention and continuity of service of the people who contribute to the organization’s success.
The investment adviser, through a performance review system rewards both team and individual contribution. Each individual has a job profile and a set of Key Performance Measures (“KPMs”) to ensure that the year’s objectives are clear and attainable. KPMs do not just reflect tangible outputs of an individual’s role; they also incorporate the behaviors and team efforts displayed by each member of staff. Thus, the firm’s portfolio managers are not assessed solely on the performance of the funds that they manage.
Investment professionals typically receive a base salary and an incentive bonus. The total sum set aside for bonus payments each year is a function of HSBC Global Asset Management’s profitability as a whole. In determining the amount to allocate to each individual, three factors are assessed:
—	The performance of the local company;

—	The performance of the investment team; and

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—	The performance of the individual.
During the annual appraisal process, each department manager reviews his/her team’s performance and contribution to the adviser for the past year on an individual basis. Bonuses and raises are awarded based on the individual’s contribution to the team. Promotions are awarded to individuals who have performed well beyond what was expected for their level.
(a)(4)
Ownership of Securities: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant’s equity securities beneficially owned as of September 30, 2008.

Dollar Range of Fund Shares Beneficially
Portfolio Manager	Owned

Shirley Yang	none
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.131-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures of the Fund’s investment adviser are attached hereto in response to Item 7.

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(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Andrew Chen

Andrew Chen
President of The Taiwan Fund, Inc.

Date:	November 1, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Chen

Andrew Chen
President of The Taiwan Fund, Inc.

Date:	November 1, 2008

By:	/s/ Adelina Louie

Adelina Louie
Treasurer of The Taiwan Fund, Inc.

Date:	November 1, 2008

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